UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2020 (November 11, 2020)

KINDER MORGAN, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35081 (Commission File Number)	80-0682103 (I.R.S. Employer Identification No.)

1001 Louisiana Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class P Common Stock	KMI	NYSE
1.500% Senior Notes due 2022	KMI 22	NYSE
2.250% Senior Notes due 2027	KMI 27A	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.  Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Representatives of Kinder Morgan, Inc. (“KMI”) intend to participate in investor meetings at the following virtual conferences to discuss the business and affairs of KMI:

•          Bank of America Global Energy Conference on Wednesday, November 11, 2020

•          UBS Midstream Conference on Tuesday and Wednesday, November 17-18, 2020

•          RBC Midstream and Energy Infrastructure Conference on Thursday, November 19, 2020

The materials to be presented at these events will be available before noon CST on the Tuesday before the first event, on KMI's website at: https://ir.kindermorgan.com/events-and-presentations/default.aspx. The live presentation for the RBC Midstream and Energy Infrastructure Conference will also be accessible by audio webcast (both live and on-demand) on KMI’s website at the same web address. The live presentation is scheduled to begin at 9:40 a.m. CST on Thursday, November 19, 2020, and an archived webcast will remain available for 30 days on KMI’s website at the above address.

Additionally, representatives of KMI intend to participate in an investor event hosted by JP Morgan on Thursday, November 12, 2020 to discuss the business and affairs of KMI, including KMI's perspective regarding the long-term benefits of natural gas infrastructure. The materials to be presented at this event will be available before 10 a.m. CST on the day of the event on KMI’s website at the above address.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN, INC.

Dated: November 6, 2020	By:	/s/ David P. Michels
David P. Michels Vice President and Chief Financial Officer

3